      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 1994

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ /       Preliminary proxy statement
/X/       Definitive proxy statement
/ /       Definitive additional materials
/ /       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        MuniYield New Jersey Fund, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        MuniYield New Jersey Fund, Inc.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1) Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
- - --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:1
- - --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
- - --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:
- - --------------------------------------------------------------------------------

(3) Filing party:
- - --------------------------------------------------------------------------------

(4) Date filed:
- - --------------------------------------------------------------------------------
- - ---------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                        MUNIYIELD NEW JERSEY FUND, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 17, 1994
                            ------------------------

TO THE STOCKHOLDERS OF MUNIYIELD NEW JERSEY FUND, INC.:

     Notice is hereby given that the 1994 Annual Meeting of Stockholders (the "Meeting") of MuniYield New Jersey Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 17, 1994 at 10:30 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 3, 1994, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                         By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary
Plainsboro, New Jersey
Dated: May 11, 1994

                                PROXY STATEMENT
                            ------------------------

                        MUNIYIELD NEW JERSEY FUND, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1994 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1994

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield New Jersey Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1994 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 17, 1994 at 10:30 A.M. The approximate mailing date of this Proxy Statement is May 11, 1994.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on April 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 25, 1994, the Fund had outstanding 8,829,651 shares of common stock, par value $.10 per share ("Common Stock"), and 1,200 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of April 25, 1994, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     With respect to Item 1. Election of Directors, holders of AMPS are entitled to elect the two Directors designated below and holders of AMPS and Common Stock, voting together as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of the holders of a majority of the AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2. Selection of Independent Auditors will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of AMPS and Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY BY CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 25, 1994
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- - ------------------------------  ---   --------------------------------  --------   -------   -------
Kenneth S. Axelson(1)(2)......  71    Executive Vice President and       1992            0         0
  75 Jameson Point Rd                   Director, J.C. Penney Company,
  Rockland, Maine 04841                 Inc. until 1982; Director,
                                        UNUM Corporation, Protection
                                        Mutual Insurance Company, Zurn
                                        Industries, Inc. and, until
                                        1994, Grumman Corporation,
                                        and, until 1992, Central Maine
                                        Power Company and Key Trust
                                        Company of Maine; Trustee, The
                                        Chicago Dock and Canal Trust.
Joseph L. May(1)(2)...........  64    Attorney in private practice       1992            0         0
  424 Church Street                   since 1984; President, May and
  Suite 2000                            Athens Hosiery Mills Division,
  Nashville, Tennessee                  Wayne-Gossard Corporation from
  37219                                 1954 to 1983; Vice President,
                                        Wayne-Gossard Corporation from
                                        1972 to 1983; Chairman, The
                                        May Corporation (personal
                                        holding company) from 1972 to
                                        1983; Director, Signal Apparel
                                        Co. from 1972 to 1989.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 25, 1994
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- - ------------------------------  ---   --------------------------------  --------   -------   -------
Herbert I. London(1)(2).......   55   Dean, Gallatin Division of New     1992            0         0
  113-115 University Place              York University from 1978 to
  New York, New York 10003              1993 and Director from 1975 to
                                        1976; Professor, New York
                                        University since 1973; John M.
                                        Olin Professor of Humanities,
                                        New York University since
                                        1993; Distinguished Fellow,
                                        Herman Kahn Chair, Hudson
                                        Institute from 1984 to 1985;
                                        Trustee, Hudson Institute
                                        since 1980; Overseer, Center
                                        for Naval Analyses from 1983
                                        to 1993.
Robert R. Martin(1)(2)........   67   Chairman and Chief Executive       1993            0         0
  513 Grand Hill                        Officer, Kinnard Investments,
  St. Paul, Minnesota 55102             Inc. from 1990 to 1993;
                                        Executive Vice President, Dain
                                        Bosworth from 1974 to 1989;
                                        Director, Carnegie Capital
                                        Management from 1977 to 1985
                                        and Chairman thereof in 1979;
                                        Director, Securities Industry
                                        Association from 1981 to 1982
                                        and Public Securities
                                        Association from 1979 to 1980;
                                        Chairman of the Board, WTC
                                        Industries, Inc. since 1994;
                                        Trustee, Northland College
                                        since 1992.
Andre F. Perold(1)(2).........   42   Professor, Harvard Business        1992            0         0
  Morgan Hall                         School since 1989 and Associate
  Soldiers Field                        Professor from 1983 to 1989;
  Boston, Massachusetts 02136           Trustee, The Common Fund,
                                        since 1989; Director, Quantec
                                        Investment Technology (a
                                        private United Kingdom
                                        company).

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 25, 1994
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- - ------------------------------  ---   --------------------------------  --------   -------   -------
Arthur Zeikel(1)(3)...........   61   President and Chief Investment     1992        0         0
  P.O. Box 9011                         Officer of Fund Asset
  Princeton, New Jersey                 Management, L.P. ("FAM") since
  08543-9011                            1977; President of MLAM since
                                        1977 and Chief Investment
                                        Officer since 1976; President
                                        and Director of Princeton
                                        Services, Inc. ("Princeton
                                        Services") since 1993;
                                        Executive Vice President of
                                        Merrill Lynch & Co., Inc. ("ML
                                        & Co.") since 1990; Executive
                                        Vice President of Merrill
                                        Lynch, Pierce, Fenner & Smith
                                        Incorporated ("Merrill Lynch")
                                        since 1990; Senior Vice
                                        President of Merrill Lynch
                                        from 1986 to 1990; Director of
                                        Merrill Lynch Funds
                                        Distributor, Inc. ("MLFD").

- - ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Directorships" below.

(2)  Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended November 30, 1993, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Forms 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year except that (i) Mr. Martin inadvertently neglected to file a Form 3 to report his election as a director of the Fund and (ii) Donald C. Burke inadvertently neglected to file a Form 3 to report his election as Vice President of the Fund. This information was, however, included in a Form 5 which was filed by each of them in a timely manner.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $18,677 for the fiscal year ended November 30, 1993.

     Merrill Lynch Investment Company Directorships. FAM and its affiliate, MLAM, act as the investment adviser for more than 90 other registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Messrs. Axelson, London, Martin, May and Perold are trustees or directors of Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch California Municipal Series Trust, Convertible Holdings Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch World Income Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., MuniEnhanced Fund, Inc., MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield Arizona Fund II, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., and MuniVest Pennsylvania Insured Fund.

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                          OFFICER
              NAME AND PRINCIPAL OCCUPATION                      OFFICE            AGE     SINCE
    --------------------------------------------------  -------------------------  ---    -------
    Arthur Zeikel.....................................          President          61       1992
      President and Chief Investment Officer of FAM
         since 1977; President of MLAM since 1977 and
         Chief Investment Officer since 1976;
         President and Director of Princeton Services
         since 1993; Executive Vice President of ML &
         Co. since 1990; Executive Vice President of
         Merrill Lynch since 1990 and Senior Vice
         President from 1985 to 1990; Director of
         MLFD.

    Terry K. Glenn....................................  Executive Vice President   53       1992
      Executive Vice President of FAM and MLAM since
         1983; Executive Vice President and Director
         of Princeton Services since 1993; President
         of MLFD since 1986 and Director since 1991;
         President of Princeton Administrators, L.P.
         since 1988.

    Vincent R. Giordano...............................       Vice President        49       1992
      Senior Vice President of FAM and MLAM since 1984
         and Vice President of MLAM from 1980 to 1984;
         Portfolio Manager of FAM and MLAM since 1977;
         Senior Vice President of Princeton Services
         since 1993.

    Kenneth A. Jacob..................................       Vice President        44       1992
      Vice President of FAM and MLAM since 1984;
         employed by MLAM since 1978.

    Donald C. Burke...................................       Vice President        33       1993
      Vice President and Director of Taxation of MLAM
         since 1990; Employee of Deloitte & Touche
         from 1982 to 1990.

    Gerald M. Richard.................................          Treasurer          44       1992
      Senior Vice President and Treasurer of FAM and
         MLAM since 1984; Senior Vice President and
         Treasurer of Princeton Services since 1993;
         Treasurer of MLFD since 1984 and Vice
         President since 1981.

    Mark B. Goldfus...................................          Secretary          47       1992
      Vice President of FAM and MLAM since 1985.

     Stock Ownership. At April 25, 1994, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and Director of the

Fund, and the other officers of the Fund owned an aggregate of less than 1/4 of 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche ("D&T"), Independent Auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above, in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                       THE INVESTMENT ADVISORY AGREEMENT

     FAM acts as the investment adviser for the Fund and provides the Fund with management services pursuant to an investment advisory agreement dated April 3, 1992 (the "Investment Advisory Agreement"). On April 24, 1992, FAM, as the sole stockholder of the Fund on that date, approved the Investment Advisory Agreement. FAM has acted as the investment adviser for the Fund since the Fund commenced operations.

     On March 31, 1994, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, approved the continuance of the Investment Advisory Agreement for a period of one year. On that date, Arthur Zeikel, a director of the Fund, owned securities of ML & Co. In their consideration of this matter, the Board received extensive information relating to, among other things, the nature, quality and extent of the advisory, administrative and other services provided to the Fund by FAM and its affiliates (including Merrill Lynch), comparative data with respect to the advisory and management fees paid by other municipal bond funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to the performance of such other municipal bond funds. The Board also has received information as to the costs of FAM and its affiliates for providing services to the Fund.

INFORMATION CONCERNING FAM

     Effective January 1, 1994, FAM was reorganized as a Delaware limited partnership. FAM (the general partner of which is Princeton Services, a wholly-owned subsidiary of ML & Co.) is owned and controlled by ML & Co. and is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. is located at 250 Vesey Street, New York, New York 10281. The reorganization did not result in a change of management of FAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, FAM, which was known as Fund Asset Management, Inc. ("FAMI"), was a Delaware corporation which had been incorporated in 1976. Prior to its reorganization, FAMI was a wholly-owned subsidiary of MLAM, a Delaware corporation, which was also reorganized as a Delaware limited partnership effective January 1, 1994. MLAM was a wholly-owned subsidiary of ML & Co. prior to its reorganization, and continues to be owned and controlled by ML & Co. after its reorganization. MLAM is also located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. MLAM or FAM acts as the investment adviser to more than 90 other registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions. FAMI's audited balance sheet for its most recent fiscal year is appended to this Proxy Statement as Exhibit A.

     Securities held by the Fund may also be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more other clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The following table sets forth the name, title and principal occupation of the principal executive officer of FAM and the directors of Princeton Services, the general partner of FAM.

              NAME*                           TITLE                   PRINCIPAL OCCUPATION
- - --------------------------------- ------------------------------  -----------------------------
ARTHUR ZEIKEL.................... President, and Chief            President and Chief
                                  Investment Officer of FAM and   Investment Officer of MLAM
                                  Director of Princeton Services  and FAM; and Executive Vice
                                                                  President of ML & Co.
TERRY K. GLENN................... Executive Vice President of     Executive Vice President of
                                  FAM and Director of Princeton   MLAM and FAM; Executive Vice
                                  Services                        President of Princeton
                                                                  Services
PHILIP L. KIRSTEIN............... Senior Vice President and       Senior Vice President and
                                  General Counsel of FAM and      General Counsel of MLAM and
                                  Director of Princeton Services  FAM

- - ---------------
*Mr. Zeikel is presently a Director of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is Box 9011, Princeton, New Jersey 08543-9011, which is also the address of FAM and MLAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM, subject to review by the Board of Directors. FAM provides the portfolio managers for the Fund, who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administra-tive and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, FAM receives from the Fund at the end of each month a fee at an annual rate of 0.50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of AMPS). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. For the fiscal year ended November 30, 1993, the investment advisory fee paid by the Fund to FAM aggregated $977,866 (based on average net assets of approximately $195,225,115). At January 31, 1994, the Fund had net assets of $204,692,669. At this asset level the Fund's annual investment advisory fee would aggregate approximately $1,025,288.

     Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and transfer agent, dividend disbursing agent and registrar fees and expenses with respect to the issuance of preferred stock, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. For the fiscal year ended November 30, 1993, the Fund reimbursed $40,450 to FAM for such accounting services.

     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of capital stock of the Fund and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, FAM is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of the brokerage. In executing such transactions, FAM seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to FAM, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under the Investment Advisory Agreement and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     The securities in which the Fund will invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that pursuant to an exemptive order obtained by FAM, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax-exempt securities. For the fiscal year ended November 30, 1993, pursuant to such order, the Fund engaged in no transactions with Merrill Lynch. However, an affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. For the fiscal year ended November 30, 1993, the Fund paid no brokerage commissions. In addition, in connection with AMPS (which are securities issued by the Fund, not portfolio transactions), the Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25 of 1% calculated on the proceeds of each auction. For the fiscal year ended November 30, 1993, the Fund paid $87,504 in such commissions, of which approximately $81,918 (93.6%) was paid to Merrill Lynch.

     The Board of Directors has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Fund to FAM. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. The affirmative vote of the holders of a majority of the AMPS, present in person or by proxy, at a meeting at which a quorum is duly constituted, voting separately as a class, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS. The affirmative vote of the holders of a majority of the AMPS and the Common Stock, present in person or by proxy, at a meeting at which a quorum is duly constituted, voting together as a single class, is required for the election of the remaining Directors (Item 1). The proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of the holders of a majority of the Common Stock and the AMPS, present in person or by proxy, at a meeting at which a quorum is duly constituted, voting together as a single class.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. The Fund also will count towards a quorum those shares as to which proxies are returned by record stockholders but which are marked "abstain" on any Item. A failure by a broker-dealer who returns a proxy to vote for his or her clients on an Item or an abstention will have no effect with respect to the vote on Item 1 or Item 2.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1995 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in June 1995, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 11, 1995.

                                            By Order of the Board of Directors

                                                     MARK B. GOLDFUS
                                                        Secretary

Dated: May 11, 1994.

                                                                       EXHIBIT A

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT
FUND ASSET MANAGEMENT, INC.:

We have audited the accompanying consolidated balance sheet of Fund Asset Management, Inc. and subsidiary (the "Company") as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                                                                                DECEMBER 31,
                                                                                    1993
                                                                                ------------
ASSETS
Cash........................................................................    $    996,680
Receivable from affiliated companies:
  Lease transactions........................................................      24,501,523
  Sale of leased investment.................................................      48,312,532
Fund management fees receivable.............................................      28,927,938
Investments in leases:
  Leveraged leases..........................................................      57,431,668
  Sales-type lease..........................................................       3,362,521
Investments in affiliated investment companies--(market: $19,731,088).......      18,181,262
Investment in affiliated limited partnership................................      31,109,264
                                                                                ------------
TOTAL ASSETS................................................................    $212,823,388
                                                                                ------------
                                                                                ------------
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to Merrill Lynch & Co., Inc. and affiliates.........................    $ 21,554,955
Deferred income taxes:
  Arising from leveraged leases.............................................      52,938,886
  Arising from sales-type lease.............................................       1,351,622
  Other.....................................................................      15,838,124
Other.......................................................................           8,501
                                                                                ------------
Total liabilities...........................................................      91,692,088
                                                                                ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 1,000 shares..................................................           1,000
Additional paid-in capital..................................................     686,215,876
Retained earnings...........................................................     119,029,472
Proceeds receivable from Merrill Lynch & Co., Inc. from sale of
  subsidiary................................................................    (684,115,048)
                                                                                ------------
Total stockholder's equity..................................................     121,131,300
                                                                                ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................................    $212,823,388
                                                                                ------------
                                                                                ------------

                    See notes to consolidated balance sheet.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

             NOTES TO CONSOLIDATED BALANCE SHEET, DECEMBER 31, 1993

ORGANIZATION

     Fund Asset Management, Inc. and subsidiary (the "Company"), a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc. (the "Parent"), or "MLIM" which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest, at a floating rate approximating ML&Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML&Co.

     The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

         Monies advanced to fund lease transactions................    $(103,476,954)
         Tax benefits allocated to the Company by ML&Co............      88,699,254
         Other.....................................................      39,279,223
                                                                       ------------
         Total.....................................................    $ 24,501,523
                                                                       ------------
                                                                       ------------

     The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP") whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

     During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. to an affiliate at book value, resulting in a receivable from ML&Co. This receivable is reflected as a reduction to stockholder's equity.

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged leases.

     Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                                 ESTIMATED
                                                LENGTH OF                     RESIDUAL VALUE
                                                  LEASE         EQUITY           OF LEASED
                  TYPE OF PROPERTY               (YEARS)      INVESTMENT         PROPERTY
         -----------------------------------    ---------     ----------     -----------------
         Generating plant...................      24-25         34.06%             15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

     The Company's net investment in leveraged leases is summarized as follows:

         Rentals receivable (net of principal and interest on
           nonrecourse debt)........................................    $66,075,030
         Estimated residual values of leased assets.................     18,964,143
         Less:
           Unearned and deferred income.............................    (26,617,505)
           Allowance for uncollectibles.............................       (990,000)
                                                                        -----------
         Investment in leveraged leases.............................     57,431,668
         Less deferred taxes arising from leveraged leases..........    (52,938,886)
                                                                        -----------
         Net investment in leveraged leases.........................    $ 4,492,782
                                                                        -----------
                                                                        -----------

     During 1993, the Company sold its equity interest in the chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

     The Company's investment in the sales-type leases consisted of the following elements at December 31, 1993:

         Minimum lease payments receivable..........................    $ 3,672,000
         Less:
           Unearned income..........................................        (59,479)
           Allowance for uncollectibles.............................       (250,000)
                                                                        -----------
         Investment in sales type financing leases..................    $ 3,362,521
                                                                        -----------
                                                                        -----------

     At December 31, 1993 minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 31, 1993.

PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program") consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company's Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

      NOTES TO CONSOLIDATED BALANCE SHEET, DECEMBER 31, 1993--(CONCLUDED)

SUBSEQUENT EVENT

     Effective January 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                                                                    COMMON STOCK

                       MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on April 25, 1994 at the annual meeting of stockholders of the Fund to be held on June 17, 1994 or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)



PLEASE MARK BOXES  [ ] OR [x] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below
   (except as marked to the contrary below)   [ ]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below      [ ]


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
   Herbert I. London, Robert R. Martin, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche as the independent auditors of the Fund to serve for the current fiscal year.
   FOR  [ ]            AGAINST  [ ]         ABSTAIN  [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                   , 1994
      -----------------------------------

X
 ----------------------------------------------
                Signature

X
 ----------------------------------------------
       Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                       MUNIYIELD NEW JERSEY FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on April 25, 1994 at the annual meeting of stockholders of the Fund to be held on June 17, 1994 or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)



PLEASE MARK BOXES  [ ] OR [x] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below
   (except as marked to the contrary below)   [ ]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below      [ ]


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
   Kenneth S. Axelson, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche as the independent auditors of the Fund to serve for the current fiscal year.
   FOR  [ ]            AGAINST  [ ]         ABSTAIN  [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                   , 1994
      -----------------------------------

X
 ----------------------------------------------
                Signature

X
 ----------------------------------------------
       Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY YOU MAY SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATION COSTS.

THE ENCLOSED PROXY CARD HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A SHAREHOLDER ON THE RECORD DATE.

IT IS IMPORTANT THAT YOU VOTE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.